INVESCO ENERGY FUND                                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  4/30/2015
FILE NUMBER :        811-3826
SERIES NO.:                 1

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                $ 1,567
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class Y                                $   354
           Investor Class                         $   947
           Class R5                               $   217

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                $0.1255
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class Y                                $0.2529
           Investor Class                         $0.1255
           Class R5                               $0.3065

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                 17,747
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                    605
           Class C                                  6,413
           Class Y                                  2,213
           Investor Class                           8,373
           Class R5                                   884

74V.   1   Net asset value per share (to nearest cent)
           Class A                                $ 35.41
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                $ 31.28
           Class C                                $ 30.39
           Class Y                                $ 35.47
           Investor Class                         $ 35.27
           Class R5                               $ 36.24

INVESCO GOLD & PRECIOUS METALS FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  4/30/2015
FILE NUMBER :        811-3826
SERIES NO.:                 2

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                            28,462
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                             1,404
          Class C                                             6,761
          Class Y                                             4,800
          Investor Class                                     20,507

74V.  1   Net asset value per share (to nearest cent)
          Class A                                           $  4.00
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                                           $  3.79
          Class C                                           $  4.05
          Class Y                                           $  4.07
          Investor Class                                    $  4.02

INVESCO TECHNOLOGY FUND                                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  4/30/2015
FILE NUMBER :        811-3826
SERIES NO.:                 6

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                             8,231
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                               282
          Class C                                               942
          Class Y                                               237
          Investor Class                                     10,204
          Class R5                                               23

74V.  1   Net asset value per share (to nearest cent)
          Class A                                           $ 37.86
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                                           $ 33.73
          Class C                                           $ 32.53
          Class Y                                           $ 38.04
          Investor Class                                    $ 37.60
          Class R5                                          $ 42.75

INVESCO DIVIDEND INCOME FUND                                     SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2015
FILE NUMBER :        811-3826
SERIES NO.:                 9

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                $ 7,692
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                $   146
           Class C                                $   669
           Class Y                                $ 1,103
           Investor Class                         $ 1,482
           Class R5                               $    12
           Class R6                               $   975

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                $0.4170
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                $0.2645
           Class C                                $0.2668
           Class Y                                $0.4725
           Investor Class                         $0.4211
           Class R5                               $0.4760
           Class R6                               $0.4864

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                 19,682
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                    454
           Class C                                  2,904
           Class Y                                  2,539
           Investor Class                           3,533
           Class R5                                     1
           Class R6                                 2,427

74V.   1   Net asset value per share (to nearest cent)
           Class A                                $ 21.03
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                $ 21.09
           Class C                                $ 21.28
           Class Y                                $ 21.22
           Investor Class                         $ 21.22
           Class R5                               $ 21.04
           Class R6                               $ 21.05

INVESCO AMERICAN VALUE FUND                                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2015
FILE NUMBER :        811-3826
SERIES NO.:                10

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                            $   614
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                            $    16
           Class Y                            $ 1,320
           Class R5                           $   326
           Class R6                           $   554

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                            $0.0222
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                            $0.0200
           Class Y                            $0.1116
           Class R5                           $0.1631
           Class R6                           $0.1976

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                             30,725
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                672
           Class C                              3,582
           Class R                              1,901
           Class Y                             13,427
           Class R5                             2,340
           Class R6                             3,538

74V.   1   Net asset value per share (to nearest cent)
           Class A                            $ 40.44
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                            $ 36.18
           Class C                            $ 34.95
           Class R                            $ 40.29
           Class Y                            $ 40.62
           Class R5                           $ 40.63
           Class R6                           $ 40.64

INVESCO COMSTOCK FUND                                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2015
FILE NUMBER :        811-3826
SERIES NO.:                13

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                            $122,929
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                            $  2,579
           Class C                            $  5,462
           Class R                            $  6,137
           Class Y                            $ 60,977
           Class R5                           $ 14,742
           Class R6                           $ 10,739

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                            $ 0.4138
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                            $ 0.4134
           Class C                            $ 0.2232
           Class R                            $ 0.3500
           Class Y                            $ 0.4771
           Class R5                           $ 0.4997
           Class R6                           $ 0.5239

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                             295,636
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                               4,916
           Class C                              24,493
           Class R                              18,672
           Class Y                             131,409
           Class R5                             31,901
           Class R6                             22,863

74V.   1   Net asset value per share (to nearest cent)
           Class A                            $  26.04
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                            $  26.03
           Class C                            $  26.03
           Class R                            $  26.04
           Class Y                            $  26.04
           Class R5                           $  26.04
           Class R6                           $  26.03

INVESCO TECHNOLOGY SECTOR FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  4/30/2015
FILE NUMBER :        811-3826
SERIES NO.:                22

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                          5,167
      2   Number of shares outstanding of a second class of open-end company shares (000's
          Omitted)
          Class B                                             89
          Class C                                            557
          Class Y                                             52

74V.  1   Net asset value per share (to nearest cent)
          Class A                                         $16.73
      2   Net asset value per share of a second class of open-end company shares (to neare
          Class B                                         $14.52
          Class C                                         $14.52
          Class Y                                         $17.49

INVESCO MID CAP GROWTH FUND                                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  4/30/2015
FILE NUMBER :        811-3826
SERIES NO.:                23

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                            64,071
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                             2,254
          Class C                                             5,649
          Class R                                               919
          Class Y                                             2,022
          Class R5                                            2,145
          Class R6                                            1,518

74V.  1   Net asset value per share (to nearest cent)
          Class A                                           $ 38.74
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                                           $ 33.03
          Class C                                           $ 31.24
          Class R                                           $ 38.01
          Class Y                                           $ 39.92
          Class R5                                          $ 40.14
          Class R6                                          $ 40.21

INVESCO SMALL CAP VALUE FUND                                     SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  4/30/2015
FILE NUMBER :        811-3826
SERIES NO.:                24

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                         86,138
      2   Number of shares outstanding of a second class of open-end company shares (000's
          Omitted)
          Class B                                          1,341
          Class C                                          9,305
          Class Y                                         76,957

74V.  1   Net asset value per share (to nearest cent)
          Class A                                        $ 20.33
      2   Net asset value per share of a second class of open-end company shares (to neare
          Class B                                        $ 16.80
          Class C                                        $ 16.25
          Class Y                                        $ 20.97

INVESCO VALUE OPPORTUNITIES FUND                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2015
FILE NUMBER :        811-3826
SERIES NO.:                26

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                            $13,399
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                            $   598
           Class C                            $ 1,087
           Class R                            $   329
           Class Y                            $   497
           Class R5                           $   109

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                            $0.2513
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                            $0.2512
           Class C                            $0.1470
           Class R                            $0.2137
           Class Y                            $0.3142
           Class R5                           $0.3539

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                             52,202
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                              2,031
           Class C                              7,105
           Class R                              1,436
           Class Y                              1,549
           Class R5                               205

74V.   1   Net asset value per share (to nearest cent)
           Class A                            $ 14.45
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                            $ 14.24
           Class C                            $ 14.07
           Class R                            $ 14.41
           Class Y                            $ 14.39
           Class R5                           $ 14.42